SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 21, 2003
                                 --------------
                        (Date of earliest event reported)

                        Independence Community Bank Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       0-23229               11-3387931
           --------                       -------               ----------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

           195 Montague Street, Brooklyn, New York          11201
           ---------------------------------------          -----
           (Address of principal executive offices)       (Zip Code)

                                 (718) 722-5300
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) Not applicable.
      (b) Not applicable.
      (c) Exhibits

          The following exhibit is filed herewith.

     Exhibit Number                              Description
     --------------                              -----------
          99.1                        Press Release dated April 21, 2003

ITEM 9. REGULATION FD DISCLOSURE

      On April 21, 2003, Independence Community Bank Corp. (the "Company") reported its earnings for the quarter ended March 31, 2003.

      The information regarding the Company's results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to the provisions of Release 34-47583 of the U.S. Securities and Exchange Commission.

      For additional information, reference is made to the Company's press release dated April 21, 2003 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           INDEPENDENCE COMMUNITY BANK CORP.

Date: April 22, 2003       By: /s/  John B. Zurell
                               -------------------------------------------------
                               John B. Zurell
                               Executive Vice President, Chief Financial Officer and Principal Accounting Officer


                                       2